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                                                                    EXHIBIT 99.1

                          LANCASTER COLONY CORPORATION

                      NON-STATUTORY STOCK OPTION AGREEMENT

This stock option agreement is entered into as of _________________, between Lancaster Colony Corporation, an Ohio corporation (the "Company"), and ________ (the "Optionee").

SECTION 1. GRANT OF OPTION. Pursuant to the Company's 1995 Key Employee Stock Option Plan, as amended, (the "Plan") and authorization by the Board of Directors of the Company, the Company hereby grants to the Optionee an option (the "Option") to purchase ______ shares of the Company's common stock ("Stock"), at the price and on such other terms and conditions as are hereinafter provided. The Option shall not constitute an "incentive stock option" as that term is used in Section 422 of the Internal Revenue Code of 1986, as amended.

SECTION 2. OPTION PRICE. The Option shall be exercisable at a price of $ ______ per share.

SECTION 3. EXERCISE PERIOD. The Option may be exercised at any time after the date hereof and shall remain exercisable until ________ or until such earlier date on which the Optionee shall cease to be in the employ of the Company or a subsidiary thereof, subject to the provisions of Section 7 below. After such date, the Option may not be exercised. The Optionee agrees that as holder of the option he shall have no rights as shareholder or otherwise in respect of any of the stock as to which the option shall not have effectively been exercised as herein provided.

SECTION 4. EXERCISE OF OPTION. The Option shall be exercised by delivery to the Company of a written statement in form and substance satisfactory to the Compensation Committee of the Board of Directors of the Company. At the time of exercise of the Option by such delivery, the Optionee shall pay the option price for the Stock being purchased in full in cash or by check. Upon receipt in full of the option price for the Stock being purchased and compliance by the Optionee with the terms and conditions hereunder, the Company shall promptly cause certificates for such Stock to be delivered to the Optionee. The foregoing notwithstanding, the Optionee shall not be entitled to exercise the Option during the period of twelve months immediately following the date upon which the Optionee receives a "hardship withdrawal" from a retirement plan sponsored by the Company or any of its subsidiaries which then qualifies under Section 401(k) of the Internal Revenue Code of 1986, as amended, and during such twelve-month period all rights of the Optionee to exercise the Option shall be suspended.

SECTION 5. COMPLIANCE WITH SECURITIES LAWS. The exercise of the Option and the issuance of Stock pursuant thereto shall be contingent upon the prior registration of the Stock under the Securities Act of 1933 and such state laws as may be applicable, or a determination by the Company that the issuance of such Stock will be a transaction exempt from such registration.

SECTION 6. LIMITED TRANSFERABILITY AND TERMINATION OF OPTION PRIVILEGES. Except as otherwise provided in Section 7, the Option may be transferred or assigned by the Optionee only to his spouse, his lineal descendants or to trusts of which his spouse or his lineal descendants are the principal beneficiaries. Except as otherwise provided in Section 7, the Option shall terminate, notwithstanding its prior transfer or assignment as permitted herein, upon termination of the Optionee's employment with the Company and its subsidiaries for any reason.

SECTION 7. DEATH OR DISABILITY OF OPTIONEE. If the Optionee dies or becomes permanently and totally disabled within the meaning of Section 22(e)(3) of the Internal Revenue Code of 1986, as amended, while in the employ of the

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Company or one of its subsidiaries, the Option may be exercised during the time period from the date of the Optionee's death or permanent and total disability until the expiration of one year after the date of the Optionee's death or permanent and total disability by the Optionee, by the deceased Optionee's personal representative, or by any person who acquired the Option by transfer or assignment as permitted in Section 6, or by bequest or inheritance as a result of the death of the Optionee, subject to the limitations set forth in Section 3 and the other terms and conditions set forth herein.

SECTION 8. ADJUSTMENT FOR STOCK DIVIDEND OR STOCK SPLIT. In the event that a dividend is hereafter paid on outstanding shares of Stock in shares of such Stock, or in the event that the number of outstanding shares of Stock is hereafter increased as a result of a stock split, and the Option is then unexercised, the number of shares of Stock subject to the Option shall thereupon be increased by that number of shares of Stock which would have been distributed with respect to the shares of Stock subject to the Option if the shares of Stock subject to the Option had been outstanding at the time of the dividend or stock split and the option price per share shall be adjusted to reflect such increased number of shares of Stock subject to the Option.

SECTION 9. ADJUSTMENT FOR REORGANIZATION OR MERGER. In the event that outstanding shares of Stock are hereafter changed into or exchanged for a different number or kind of shares of stock or securities of another corporation or corporations, whether as a result of a reorganization, recapitalization, reclassification, merger, consolidation or otherwise, and the Option is then unexercised, the Option and the option price shall thereupon be adjusted to cover the number and kind of shares of stock or securities which would have been received for the shares of Stock subject to the Option if the shares of Stock subject to the Option had been outstanding at the time of such reorganization, recapitalization, reclassification, merger, consolidation or any other event.

SECTION 10. ADDITIONAL ADJUSTMENTS. In the event that there is any change in the outstanding shares of Stock for which an adjustment is not provided by Sections 8 or 9 of this agreement, and the Option is then unexercised, the Board of Directors of the Company may, in its sole discretion, require an adjustment in the number or kind of shares of stock or securities subject to the Option and the option price and such adjustment shall be binding and effective for all purposes hereof.

SECTION 11. TAX WITHHOLDING. At the time of exercise of this Option, the Optionee or any person who may exercise the Option agrees to pay to the Company an amount equal to the tax withholding required to be made by the Company.

SECTION 12. ELIMINATION OF FRACTIONAL SHARES. Any addition or adjustment provided for in Sections 8, 9 and 10 hereof may be limited to the extent necessary to prevent fractions of shares from becoming available under the Option.

SECTION 13. OPTIONEE BOUND BY THE PLAN. The Optionee hereby agrees to be bound by all applicable provisions of the Plan. If any of the terms and provisions of this agreement are inconsistent or in conflict with the terms and provisions of the Plan, the Plan shall supersede and prevail over such inconsistent provisions hereof. The Board of Directors shall have authority, subject to the express provisions of the Plan and this agreement, to establish, amend, and rescind rules and regulations relating to the Plan, and to make all other determinations in the judgment of the Board necessary or desirable for the administration of the Plan. The Board may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in this agreement in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. All actions by the Board under the provisions of this paragraph shall be conclusive for all purposes.

SECTION 14. HEADINGS. The headings of the sections of this agreement are inserted for convenience only and shall not be deemed to be part hereof.

IN WITNESS WHEREOF, the parties have executed multiple counterparts of this agreement, each of which shall be deemed to be an original, as of the date first set forth above at the beginning hereof.

LANCASTER COLONY CORPORATION
(the "Company")

By:
    _______________________________           __________________________________
                                                 __________________________
                                                 (the "Optionee")